United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 7, 2023

Date of Report (Date of earliest event reported)

Blue Safari Group Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands	001-40473	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

The Sun’s Group Center 29 Floor 200 Gloucester Road Wan Chai, Hong Kong	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +852 9258 9728

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, no par value, and one Right to acquire one-tenth (1/10) of a Class A Ordinary Share	BSGAU	NASDAQ Capital Market
Ordinary Shares	BSGA	NASDAQ Capital Market
Rights	BSGAR	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed in the Current Report on Form 8-K filed by Blue Safari Group Acquisition Corp., a British Virgin Islands business company (“Blue Safari” or the “Company”) with the Securities and Exchange Commission (the “SEC”) on December 15, 2021, Blue Safari entered into an Amended and Restated Agreement and Plan of Merger (the “Original Merger Agreement”), dated as of December 15, 2021, with (i) Bitdeer Technologies Group, an exempted company with limited liability incorporated under the laws of the Cayman Islands (“BTG”), (ii) Blue Safari Merge Limited, a British Virgin Islands business company and a wholly-owned subsidiary of BTG (“Merger Sub 1”), (iii) Blue Safari Merge II Limited, a British Virgin Islands business company and a wholly-owned subsidiary of BTG (“Merger Sub 2”), (iv) Bitdeer Merge Limited, an exempted company with limited liability incorporated under the laws of the Cayman Islands and a wholly-owned subsidiary of BTG (“Merger Sub 3”), (v) Blue Safari Mini Corp., an exempted company incorporated with limited liability under the laws of the Cayman Islands and a wholly-owned subsidiary of Blue Safari (“SPAC Sub”), and (vi) Bitdeer Technologies Holding Company, an exempted company incorporated with limited liability under the laws of the Cayman Islands (“Bitdeer”).

As previously disclosed in the Current Report on Form 8-K filed by Blue Safari with the SEC on May 31, 2022, Blue Safari entered into a First Amendment to Amended and Restated Agreement and Plan of Merger (the “First Amendment”, and the Original Merger Agreement as amended by such First Amendment, the “First Amended Merger Agreement”) dated as of May 30, 2022 with BTG, Merger Sub 1, Merger Sub 2, Merger Sub 3, SPAC Sub and Bitdeer, to amend the Original Merger Agreement.

As previously disclosed in the Current Report on Form 8-K filed by Blue Safari with the SEC on December 2, 2022, Blue Safari entered into a Second Amendment to Amended and Restated Agreement and Plan of Merger (the “Second Amendment”, and the First Amended Merger Agreement as amended by such Second Amendment, the “Second Amended Merger Agreement”) dated as of December 2, 2022 with BTG, Merger Sub 1, Merger Sub 2, Merger Sub 3, SPAC Sub and Bitdeer, to amend the First Amended Merger Agreement.

On March 7, 2023, Blue Safari entered into a Third Amendment to Amended and Restated Agreement and Plan of Merger (the “Third Amendment”, and the Second Amended Merger Agreement as amended by such Third Amendment, the “Third Amended Merger Agreement”) with BTG, Merger Sub 1, Merger Sub 2, Merger Sub 3, SPAC Sub and Bitdeer, to amend the Second Amended Merger Agreement. The Third Amendment revises the definition of “Per Share Equity Value” to the quotient obtained by dividing (i) US$1,180,000,000 by (ii) the total shares of BTG. Pursuant to the Third Amendment, the parties thereto also agreed to remove the American Depository Share structure previously contemplated under the Second Amended Merger Agreement and instead issue ordinary shares of BTG as considerations to be paid pursuant to the Third Amended Merger Agreement.

The foregoing description of the Third Amendment is qualified in its entirety by reference to the full text of the Third Amendment, a copy of which is included as Exhibit 2.1 hereto, and the terms of which are incorporated herein by reference.

Item 8.01 Other Events.

As previously disclosed in the Current Report on Form 8-K filed by the Company with the SEC on December 2, 2022, pursuant to second amended and restated memorandum and articles of association of the Company, in order to extend the time available for the Company to consummate the initial business combination, the Company must deposit US$0.15 for each public Class A ordinary share that has not been redeemed into the trust account for each three-month extension. Pursuant to the Second Amendment, Bitdeer agreed to provide certain interest-free loans with an aggregate principal amount of US$2,584,141 to the Company to fund any amount that may be required in order to further extend the period of time available for the Company to consummate a business combination and for the Company’s working capital.

The Company has made a deposit of US$257,758.20 to the trust account and extended the date by which the Company has to complete a business combination from March 14, 2023 to June 14, 2023. Following such deposit, the amount of funds remaining in the trust account is approximately US$18.6 million.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are typically identified by words such as “will,” “are expected to,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “pro forma,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, statements regarding the proposed business combination (the “Business Combination”) between Blue Safari and Bitdeer, including the expected transactions and the likelihood, timing and ability of the parties to successfully consummate the proposed Business Combination. Such forward-looking statements are based upon the current beliefs and expectations of Blue Safari’s and Bitdeer’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond Blue Safari’s or Bitdeer’s control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

Nothing in this Current Report should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Except as may be required by law, neither Blue Safari nor Bitdeer undertakes any duty to update these forward-looking statements.

Additional Information and Where to Find It

In connection with the proposed Business Combination, Blue Safari intends to file relevant materials with the SEC, including a proxy statement which will be part of a registration statement on Form F-4 (the “Registration Statement”) to register securities to be issued in connection with the Business Combination, and will file other documents regarding the proposed Business Combination with the SEC. Blue Safari’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement to be filed in connection with the proposed Business Combination, as these materials will contain important information about Bitdeer, Blue Safari, and the proposed Business Combination. Promptly after the Registration Statement is declared effective by the SEC, Blue Safari will mail the definitive proxy statement/prospectus and a proxy card to each shareholder entitled to vote at the meeting relating to the approval of the Business Combination and other proposals set forth in the Registration Statement. Before making any voting or investment decision, investors and shareholders of Blue Safari are urged to carefully read the entire Registration Statement and the proxy statement/prospectus to be included therein, when they become available, and any other relevant documents filed with the SEC, as well as any amendments or supplements thereto in relation to the proposed Business Combination, because they will contain important information about the proposed Business Combination. The documents filed by Blue Safari and other parties with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in the Solicitation

Blue Safari and their directors and executive officers may be deemed participants in the solicitation of proxies from Blue Safari’s shareholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in the proposed transactions will be included in the Registration Statement for the Business Combination when available at www.sec.gov. Information about Blue Safari’s directors and executive officers and their ownership of Blue Safari’s securities is set forth in Blue Safari’s annual report on Form 10-K for the year ended December 31, 2022. Other information regarding the interests of the participants in the proxy solicitation will be included in the Registration Statement pertaining to the Business Combination when it becomes available. These documents can be obtained free of charge from the source indicated above.

Bitdeer and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of Blue Safari in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination will be included in the Registration Statement for the Business Combination when available.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The Exhibit Index is incorporated by reference herein.

EXHIBIT INDEX

Exhibit No.	Description
2.1	Third Amendment to Amended and Restated Agreement and Plan of Merger, dated as of March 7, 2023, by and among Blue Safari, BTG, Merger Sub 1, Merger Sub 2, Merger Sub 3, SPAC Sub and Bitdeer
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 7, 2023

Blue Safari Group Acquisition Corp.

By:	/s/ Naphat Sirimongkolkasem
Name:	Naphat Sirimongkolkasem
Title:	Chief Financial Officer